                                                             OMB APPROVAL
                                                      --------------------------
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              RIVIERA TOOL COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                            [RIVIERA TOOL CO. LOGO]

                              RIVIERA TOOL COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 14, 2004

To the Shareholders of Riviera Tool Company:

     The Annual Meeting of Shareholders of Riviera Tool Company (the "Company") will be held on Wednesday, January 14, 2004 at 4:00 p.m., Eastern Standard Time at 5460 Executive Parkway S.E., Grand Rapids, Michigan 49512. The purpose of the meeting is to vote on the following proposals described in the accompanying proxy statement, and any other business that may properly be presented at the meeting or any reconvened meeting after any adjournment of the meeting.

          (1) To elect one Director to serve until the Annual Meeting of Shareholders in 2005.

          (2) To elect one Director to serve until the Annual Meeting of Shareholders in 2006.

          (3) To consider and act upon the ratification of the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ended August 31, 2004.

          (4) To consider such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on December 3, 2003 will be entitled to vote at the meeting or any adjournments thereof.

     YOUR ATTENTION IS CALLED TO THE ATTACHED PROXY STATEMENT AND ACCOMPANYING PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. YOU ARE THEREFORE URGED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

     A copy of the Annual Report of the Company for the fiscal year ended August 31, 2003 accompanies this Notice.
                                          By Order of the Board of Directors,
                                          /s/ PETER C. CANEPA
                                          PETER C. CANEPA, Corporate Secretary
Grand Rapids, Michigan
December 1, 2003

                            [RIVIERA TOOL CO. LOGO]

                              RIVIERA TOOL COMPANY
                           5460 Executive Parkway SE
                          Grand Rapids, Michigan 49512

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 14, 2004

                              GENERAL INFORMATION

     This proxy statement and proxy are being furnished to you and solicited by the Board of Directors of Riviera Tool Company, a Michigan corporation (the "Company"), of 5460 Executive Parkway SE, Grand Rapids, Michigan 49512 (telephone number 616-698-2100) in connection with the Annual Meeting of Shareholders (the "Annual Meeting") on Wednesday, January 14, 2004 at 4:00 p.m,. Eastern Standard Time, and any adjournments thereof, to be held at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512. These proxy materials are first being mailed to shareholders on or about December 18, 2003.

     A Shareholder giving the enclosed proxy (or his authorized representative) may revoke it any time before it is exercised by executing a subsequent proxy, by written notice to the Company received before the proxy is exercised or by voting in person at the meeting, otherwise the proxy will be voted as indicated by the signed proxy.

     The Company will bear the cost of soliciting proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to mailings, proxies may be solicited by personal interview, telephone or telegraph by certain of the Company's employees without compensation. The Company may reimburse brokers, dealers, banks, voting trustees or other record holders for postage and other reasonable expenses of forwarding proxy materials to their principals who beneficially own shares of the Company's stock.

     A copy of the Company's 2003 Annual Report is enclosed.

              STOCK OUTSTANDING, VOTING RIGHTS AND VOTES REQUIRED

     Only Common Shareholders of record at the close of business on December 3, 2003 (the "Record Date") are entitled to notice of, and to vote at, the meeting or at adjournment or adjournments thereof, each share having one vote and there are no cumulative voting rights for the election of directors and ratification of independent auditors.

     The Company had 3,379,609 shares of Common Shares, no Par Value ("Common Shares"), outstanding on the Record Date. A majority of the Common Shares entitled to vote constitutes a quorum.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Shares will constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote. Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote.

     Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee) and would like to attend the Annual Meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership in Common Shares as of the close of business on the Record Date, the Record Date for voting. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

     Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the NASDAQ, those who hold shares in street name for customers has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. NASDAQ rules permit member brokers who do not receive instructions to vote on the proposals presented in this Proxy Statement, other than the shareholder proposal. Under NASDAQ rules, a shareholder proposal is a "non-discretionary" item, which means that NASDAQ member brokers who have not received instructions from the beneficial owners of Common Shares are necessary to approve the shareholder proposal, any such broker non-vote will have the effect of a vote against the proposal.

     Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. Abstentions, therefore, will have the effect of negative votes with respect to any matter presented at the Annual Meeting, while "broker non-votes" will have no effect on any matter presented. If authority to vote any matter is withheld on a proxy card, no vote will be cast with respect to the share as represented thereby and the outcome of the election will not be affected.

     A Shareholder giving the enclosed proxy (or his authorized representative) may revoke it any time before it is exercised by executing a subsequent proxy, by written notice to the Company received before the proxy is exercised or by voting in person at the meeting, otherwise the proxy will be voted as indicated by the signed proxy.

     The principal executive offices of the Company are located at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512; the Company's telephone number is 616-698-2100.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     The following table sets forth the number of shares of Common Shares beneficially owned on December 3, 2003, by each Riviera Tool Company director and director nominee, and by each executive officer named in the Summary Compensation Table below and by all directors, director nominees and executive officers as a group.

                           BENEFICIAL OWNERSHIP TABLE

                                                                                    COMMON         PERCENTAGE OF
                                                  POSITIONS AND OFFICES             SHARES         TOTAL COMMON
       NAME AND YEAR FIRST                     WITH THE COMPANY AND OTHER        BENEFICIALLY      SHARES OF THE
        BECAME A DIRECTOR            AGE          PRINCIPAL OCCUPATIONS             OWNED             COMPANY
       -------------------           ---       --------------------------        ------------      -------------
Leonard H. Wood (1988)............   62    Vice President and General Manager
                                           of the Company                           30,551(2)            0.9%
Kenneth K. Rieth (1980)...........   45    President and Chief Executive
                                           Officer of the Company                  769,216(1)           22.8%
Thomas H. Highley (1997)..........   61    President and Chief Executive
                                           Officer, The Empire Company, Inc.         2,000(3)              *
Dr. Jay S. Baron (2002)...........   38    Director, Manufacturing Systems,
                                           Altarum, Center for Automotive
                                           Research                                     --                --
Peter C. Canepa...................   45    Chief Financial Officer, Treasurer
                                           and Secretary of the Company             35,512(2)            1.0%
All Directors and Executive
  Officers as a group (6
  persons)........................                                                 850,465              25.2%

-------------------------
(1) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns 635,250 shares of the Common Shares of Riviera Tool Company. Amount also includes 2,100 shares of Common Shares owned by Mr. Rieth as custodian for his minor children and 100,000 shares, which Mr. Rieth has the right to acquire through exercise, of stock options granted under the 1998 Key Employee Stock Option Plan.

(2) Amount includes 30,000 shares of which Mr. Wood and Mr. Canepa each have the right to acquire through exercise of a stock option grant under the 1996 Incentive Stock Option Plan.

(3) Amount includes 2,000 shares of which each referenced director or officer has the right to acquire through exercise of a stock option grant under the 1998 Key Employee Stock Option Plan.

 *  Beneficial ownership of less than 0.1% of the class.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Riviera's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership on Forms 3, 4,and 5 with the SEC. Officers, directors and beneficial owners of greater than 10% of the Company's Common Shares are required by the SEC's regulations to furnish the company with copies of all Forms 3, 4 and 5 forms they file.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 for the fiscal year ended August 31, 2003, the Company believed that all its officers, directors and beneficial owners of greater than ten percent of the Company's Common Shares have filed all reports applicable to them with respect to transactions during the fiscal year ended August 31, 2003.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only Common Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the meeting or at adjournment or adjournments thereof, each share having one vote and there are no cumulative voting rights for the election of directors and ratification of independent auditors.

     The Company had 3,379,609 Common Shares outstanding on the Record Date.

     The following table sets forth certain information regarding the beneficial ownership as the Record Date of Common Shares by each person or entity known to Riviera Tool Company to be a beneficial owner of 5% or more of Riviera Tool Company's voting securities:

                          PRINCIPAL STOCKHOLDERS TABLE

                                                                          SHARES
                                                                    BENEFICIALLY OWNED
                                                                --------------------------
                                                                NUMBER OF       PERCENT OF
                      NAME AND ADDRESS                           SHARES           CLASS
                      ----------------                          ---------       ----------
Kenneth K. Rieth (1)........................................     769,216          22.8%
5460 Executive Parkway SE, Grand Rapids, MI 49512
Oberweis Asset Management, Inc..............................     352,300          10.4%
951 Ice Cream Drive, Suite 200, North Aurora, IL 60542
Wellington Management Co. LLP...............................     300,000           8.8%
75 State Street, Boston, MA 02109
William Harris Investors, Inc...............................     177,400           5.2%
2 North Lasalle Street, Chicago, IL 60602

-------------------------
(1) Riviera Holding Company, 100% owned by Kenneth K. Rieth, President and CEO of Riviera Tool Company, owns 667,012 shares of the Common Shares of Riviera Tool Company. Also includes 2,204 shares of Common Shares owned by Mr. Rieth as custodian for his minor children and 100,000 shares, which Mr. Rieth has the right to acquire through exercise of stock options granted under the 1998 Key Employee Stock Option Plan.

(2) Based upon filings with the U.S. Securities and Exchange Commission and other data available from the American Stock Exchange.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is each Director's name and the year in which he first became a Director, and a brief account of the business experience of each nominee and Director during the past five years.

- NOMINEE FOR DIRECTOR FOR A THREE-YEAR TERM TO EXPIRE IN 2005

KENNETH K. RIETH 1980

     Mr. Rieth has been a principal owner and President of Riviera Tool Company since 1980.

- NOMINEE FOR DIRECTOR FOR A THREE-YEAR TERM TO EXPIRE IN 2006

THOMAS H. HIGHLEY 1997

     Mr. Highley has been President and CEO of the Empire Company, Inc., a distributor of residential and commercial millwork products, since 1991.

DIRECTORS WITH TERMS EXPIRING IN 2004

LEONARD H. WOOD 1988

     Mr. Wood has been a Vice President of the Company since 1985. Prior to that time, he was Project Manager with American Motors Corporation.

DR. JAY S. BARON 2002

     Dr. Jay S. Baron has been a Director of Riviera Tool Company since 2002. Dr. Baron holds a Ph.D. and Master's Degree in Industrial and Operations Engineering. Dr. Baron currently is Director of Manufacturing Systems for Altarum -- Center for Automotive Research. Previously, Dr. Baron was the Manager of Manufacturing Systems for the University of Michigan's OSAT department.

     The Company has the following committees of the Board of Directors. Each member of such committee is considered independent, as defined by the Securities and Exchange Commission regulations and the American Stock Exchange's listing standards. Each committee has a charter, attached herein, as noted in the following table:

                                                               COMMITTEES OF THE BOARD OF DIRECTORS
                                                              ---------------------------------------
                   INDEPENDENT DIRECTOR                         AUDIT      COMPENSATION    GOVERNANCE
                   --------------------                         -----      ------------    ----------
Thomas H. Highley.........................................        X            X               X
Dr. Jay S. Baron..........................................        X            X               X
Charter Attachment........................................    Exhibit A    Exhibit B       Exhibit C

OTHER EXECUTIVE OFFICER

PETER C. CANEPA

     Mr. Canepa has been Chief Financial Officer, Secretary and Treasurer of the Company since March, 1994.

RELATIONSHIPS AMONG DIRECTORS AND EXECUTIVE OFFICERS

     There are no family relationships among any of the directors or executive officers of the Company.

                                   PROPOSAL 1

                           ELECTION OF 2005 DIRECTOR
                            (ITEM 1. ON PROXY CARD)

     The Board of Directors proposes that Kenneth K. Rieth be elected as Director of the Company to hold office until the Annual Meeting of Shareholders in 2005, or until his successor is elected. The persons named in the accompanying proxy intend to vote all valid proxies received by them for the election of nominees named above, unless such proxies are marked to the contrary. The nominees receiving the greatest number of votes cast at the Annual Meeting or its adjournment shall be elected. In case such nominee is unable or declines to serve, which is not anticipated, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders.

NOMINEE FOR DIRECTOR FOR A THREE-YEAR TERM TO EXPIRE IN 2005

KENNETH K. RIETH 1980

     Mr. Rieth has been a principal owner and President of Riviera Tool Company since 1980.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                   PROPOSAL 2

                           ELECTION OF 2006 DIRECTOR
                            (ITEM 2. ON PROXY CARD)

     The Board of Directors proposes that Tom H. Highley be elected as Director of the Company to hold office until the Annual Meeting of Shareholders in 2006, or until his successor is elected. The persons named in the accompanying proxy intend to vote all valid proxies received by them for the election of nominee named above, unless such proxies are marked to the contrary. The nominees receiving the greatest number of votes cast at the Annual Meeting or its adjournment shall be elected. In case such nominee is unable or declines to serve, which is not anticipated, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders.

NOMINEE FOR DIRECTOR FOR A THREE-YEAR TERM TO EXPIRE IN 2006

THOMAS H. HIGHLEY 1997

     Mr. Highley has been President and CEO of the Empire Company, Inc., a distributor of residential and commercial millwork products, since 1991.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS OF THE COMPANY.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected the public accounting firm of Deloitte & Touche LLP to report on the Company's financial statements for fiscal 2004, and the shareholders are being asked to ratify this selection. Deloitte & Touche LLP has been the public accounting firm retained by the Company since 1999.

     Deloitte and Touche LLP's fees for professional services total $69,300 for the year ended August 31, 2003 out of a total of $78,960 in fees paid for professional services to all accounting firms. Deloitte and Touche LLP fees for professional services included the following:

     - Audit Fees -- Deloitte and Touche LLP fees relating to the year ended August 31, 2003 audit and quarterly reviews were $61,800.

     - Financial Information Systems Design and Implementation Fees -- There were no fees incurred for financial information system design and implementation services.

     - All Other Fees -- Deloitte and Touche LLP fees relating the audit of the Company's 401(k) Plan were $7,500.

     Deloitte & Touche LLP has indicated that a representative of that firm will be present at the shareholder's meeting. Such representative shall be given an opportunity to make a statement, if he or she so desires, and it is expected that such representative will be available to respond to appropriate questions presented at the meeting.

                                   PROPOSAL 3

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                             (ITEM 3 ON PROXY CARD)

     The Board of Directors proposes that Deloitte & Touche LLP be ratified as the Company's independent auditors for the fiscal year 2004. Deloitte & Touche LLP has served in this capacity for each of the two years ended August 31, 2003, and has reported on the Company's fiscal year 2003 consolidated financial statements. During the two fiscal years ended August 31, 2003, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The persons named in the accompanying proxy intend to vote all valid proxies received by them for the ratification of Deloitte & Touche LLP, unless such proxies are marked to the contrary. The nominees receiving the greatest number of votes cast at the Annual Meeting or its adjournment shall be elected.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a ratify the re-appointment of Deloitte & Touche LLP.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT DELOITTE & TOUCHE LLP BE RE-APPOINTED AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2004.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Directors who are employees of Riviera Tool Company receive no additional compensation for serving on the board of directors. On an annual basis, a non-employee director receives a fee of $5,000.

     The following table provides information about the compensation of the Company's Chief Executive Officer and two other most highly compensated executive officers at fiscal years ended August 31, 2001, 2002, and 2003. Two additional tables provide detailed information about the employees' stock options.

Summary Compensation Table

                                                                                            SECURITIES
                                                                   OTHER       RESTRICTED   UNDERLYING              ALL OTHER
                             FISCAL    ANNUAL    COMPENSATION      ANNUAL        STOCK       OPTIONS      LTIP     COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR     SALARY      BONUS(1)     COMPENSATION     AWARD         SARS      PAYOUTS      (2)(3)
---------------------------  ------    ------    ------------   ------------   ----------   ----------   -------   ------------
EXECUTIVE OFFICERS
Kenneth K. Rieth...........   2003    $250,000     $31,500          $--            --           --         --         $   --
President, CEO and Director   2002     165,000          --           --            --           --         --            286
                              2001     148,500          --           --            --           --         --          1,575
Leonard H. Wood............   2003    $150,000     $    --          $--            --           --         --         $7,291
Vice President, General       2002     150,000          --           --            --           --         --          7,551
Manager and Director          2001     135,000          --           --            --           --         --          8,866
Peter C. Canepa............   2003    $140,000     $    --          $--            --           --         --         $   --
Secretary, Treasurer and
  CFO                         2002     140,000          --           --            --           --         --            424
                              2001     128,154          --           --            --           --         --          1,005
OTHER EMPLOYEE
Thomas J. Winters..........   2003    $140,000     $    --          $--            --           --         --         $   --
Vice President of Sales       2002     140,000          --           --            --           --         --            875
                              2001     126,000          --           --            --           --         --          1,575

-------------------------
(1) Does not include any value that might be attributable to job-related personal benefits, the annual value of which has not exceeded the lesser of 10% of annual salary plus bonus or $50,000 for each executive officer.

(2) Represents the dollar value of the premiums paid by the Company for life insurance policy maintained in respect an Executive Deferred Compensation Plan agreement with Mr. Wood. This Agreement provides that upon death, disability or retirement from service after reaching age 65, the employee or his heirs and assigns will receive $50,000 per year for five consecutive years.

(3) Required matching contribution by the Company to the 401(k) plan, which is maintained by the Company for its employees generally.

Option Grants Table

     No stock options were granted during fiscal year ended August 31, 2003.

Option Exercises Table

     The following table provides information on the value of options held by each of the executive officers of the Company at August 31, 2003 measured in terms of the closing price of the Company's Common Shares on that day. There were no options exercised by any officer during the year.

                                                                               NUMBER OF
                                                                              SECURITIES
                                                                              UNDERLYING          VALUE OF
                                                                              UNEXERCISED        UNEXERCISED
                                                                            OPTIONS/SARS AT        OPTIONS
                                                   SHARES                   AUGUST 31, 2003     IN-THE-MONEY
                                                  ACQUIRED       VALUE        EXERCISABLE        OPTIONS AT
         NAME AND PRINCIPAL POSITION             ON EXERCISE    REALIZED       (SHARES)        AUGUST 31, 2003
         ---------------------------             -----------    --------    ---------------    ---------------
Kenneth K. Rieth -- President, C.E.O. &
  Chairman...................................        --            --           100,000(1)         $56,500
Leonard H. Wood -- Vice President, General
  Manager and Director.......................        --            --            30,000(2)         $22,600
Peter C. Canepa -- Secretary, Treasurer and
  CFO........................................        --            --            30,000(2)         $22,600
Thomas J. Winters -- Vice President of
  Sales......................................        --            --            30,000(2)         $22,600

-------------------------
(1) On November 2, 1998, Mr. Rieth was granted a stock option for 50,000 shares, exercisable at $6.625 per share under the 1998 Key Employee Stock Option Plan, expiring November 2, 2008. On November 24, 2000, Mr. Rieth was granted a stock option for 50,000 shares, exercisable at $3.75 per share after November 24, 2000 and expires November 2, 2009.

(2) On November 2, 1998, Messrs. Wood, Winters and Canepa were granted stock options for 10,000 shares each, exercisable at $6.625 per share under the 1996 Incentive Employee Stock Option Plan, as amended, expiring November 2, 2008. On November 24, 2000, Messrs. Wood, Winters and Canepa were granted stock options for 20,000 shares each, exercisable at $3.75 per share after November 24, 2000 and expires November 2, 2009.

                MEETINGS AND COMMITTEE OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held four (4) formal meetings during the fiscal year ended August 31, 2003. The Audit Committee of the Board of Directors held three (3) formal meetings during the fiscal year ended August 31, 2003. The Compensation Committee of the Board of Directors held three (3) formal meetings during the fiscal year ended August 31, 2003. Each incumbent director attended at least 75% of the meetings of the Board and the committees on which he served during the fiscal year ended August 31, 2003.

REPORT OF THE AUDIT COMMITTEE

     Members: Thomas H. Highley, Chairman
              Dr. Jay S. Baron

     The Audit Committee is responsible for:

     - recommending to the Board of Directors the retention or discharge of the independent public accountants

     - reviewing the arrangements and scope of the audit and non-audit engagements;

     - compensation of the independent public accountants;

     - reviewing with the independent public accountants and the Company's financial officers the adequacy of the Company's internal financial controls;

     - reviewing major changes in accounting policies; and

     - maintaining direct lines of communication with the board of directors and Riviera's management and independent public accountants

     On November 3, 2003, the Audit Committee adopted an amended Audit Committee Charter, which is attached as EXHIBIT A to this proxy statement, which contains a detailed description of the committee's duties and responsibilities.

     The Audit Committee of the Board of Directors of Riviera Tool Company is responsible for providing independent, objective oversight for Riviera's financial reporting functions and internal control systems. The Audit committee is currently comprised of three nonemployee directors. Each of these members of the Audit Committee is independent as defined by the Securities and Exchange Commission regulations and the American Stock Exchange's listing standards. The Audit Committee operates under a written charter adopted by Riviera's Board of Directors.

     The Audit Committee has reviewed and discussed with the Company's management and the Company's independent auditors the audited financial statements of the Company contained in the Company's fiscal 2003 Annual Report. Without limiting the foregoing, the Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

     The members of the Audit Committee have received and reviewed the written disclosures and the letter from Deloitte and Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have reviewed, evaluated and discussed with that firm its independence from the Company.

     Recommendation to the Riviera Tool Company Board of Directors. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's fiscal 2003 Annual Report on Form 10-K for the year ended August 31, 2003.

                              The Audit Committee
                          Thomas H. Highley, Chairman
                                Dr. Jay S. Baron

                               COMPENSATION PLANS

COMPENSATION POLICY

     The Company's compensation policy for executive officers is designed to support the overall objective of enhancing value for shareholders by attracting, developing, rewarding, and retaining highly qualified and productive individuals; relating compensation to both Company and individual performance; and ensuring compensation levels that are externally competitive and internally equitable.

COMPENSATION PROGRAMS

Base Salary

     The Compensation Committee reviews each officer's salary annually. In determining appropriate salary levels, consideration is given to scope of responsibility, experience, Company and individual performance as well as pay practices of other companies relating to executives with similar responsibility.

     In addition, with respect to the base salary of Mr. Rieth, the Compensation Committee has acknowledged the longevity of Mr. Rieth's service to the Company and its belief that Mr. Rieth is an excellent representative of the Company within the industry. In assessing Mr. Rieth's compensation, the committee engaged an independent firm to perform a review of his proposed compensation. Upon completion of such review, the Board of Directors established Mr. Rieth's base salary on April 25, 2003. This base compensation consists of a regular payroll payment of $250,000 per year plus an annual bonus equal to 3.5% of the Company's income from operations before such bonus expense. Messrs. Canepa and Wood received a base salary of $140,000 and $150,000, respectively, for fiscal 2003.

Bonus Awards

     The Company's officers may be considered for annual cash bonuses which are awarded to recognize and reward corporate and individual performance based on meeting specified goals and objectives. The plan in effect for fiscal 2003 for Mr. Rieth provided a bonus to Mr. Rieth. In determining a bonus to Mr. Rieth, the Committee reviews compensation levels and financial results available to it for chief executive officers for similarly sized companies as well as those located near the Company's headquarters. Mr. Rieth recommends to the Committee Messrs. Canepa's and Wood's bonus based on his review of corporate and Messrs. Canepa's and Wood's individual performances as well as the performance bonus the management team awards to employees of the Company other than Messrs. Canepa, Wood and Rieth.

Stock Options

     Under the Company's 1996 Incentive Stock Option Plan, as amended, stock options may be granted to the Company's key employees including Messrs. Rieth, Wood and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. For fiscal 2003, no stock options were issued under such plan.

     Under the Company's 1998 Key Employee Stock Option Plan, stock options may be granted to the Company's key employees and directors including Messrs. Rieth, Highley, Baron, Wood, and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. For fiscal 2003, no stock options were issued under such plan.

     Stock options are granted with an exercise price equal to the market price of the Common Shares on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for employees to create value for shareholders. The Committee therefore views stock options as an important component of its future compensation policy.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the compensation committee during fiscal year ended 2003 were Thomas H. Highley and Dr. Jay S. Baron. Neither Mr. Highley nor Dr. Baron were ever an officer or employee of the Company or any of its subsidiaries, and none of them had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K for the fiscal year ended 2003.

                      REPORT OF THE COMPENSATION COMMITTEE

     Members: Thomas H. Highley, Chairman
              Dr. Jay S. Baron

     The Compensation Committee is responsible for:

     - recommending to the Board of Directors the remuneration arrangements for Kenneth K. Rieth, President and Chief Executive Officer of the Company; and

     - granting stock options under the Company's 1996 Incentive Stock Option Plan, as amended, and under the 1998 Key Employee Stock Option Plan

     On November 3, 2003, the Compensation Committee adopted a Compensation Committee Charter, which is attached as EXHIBIT B to this proxy statement, which contains a detailed description of the committee's duties and responsibilities.

     The duty of the Committee is to recommend to the Board of Directors the remuneration arrangements for Kenneth K. Rieth, President and Chief Executive Officer of the Company, as well as grant stock options under the Company's 1996 Incentive Stock Option Plan, as amended, and the 1998 Key Employee Stock Option Plan. The Company's Board of Directors has given Mr. Rieth the authority to set the compensation for senior management.

COMPENSATION PROGRAMS

Base Salary

     The Committee reviews each officer's salary annually. In determining appropriate salary levels, consideration is given to scope of responsibility, experience, Company and individual performance as well as pay practices of other companies relating to executives with similar responsibility.

     In addition, with respect to the base salary of Mr. Rieth, the Compensation Committee has acknowledged the longevity of Mr. Rieth's service to the Company and its belief that Mr. Rieth is an excellent representative of the Company within the industry. In assessing Mr. Rieth's compensation, the committee engaged an independent firm to perform a review of his proposed compensation. Upon completion of such review, the Board of Directors established Mr. Rieth's base salary on April 25, 2003. This base compensation consists of a regular payroll payment of $250,000 per year plus an annual bonus equal to 3.5% of the Company's income from operations before such bonus expense. Messrs. Canepa and Wood received a base salary of $140,000 and $150,000, respectively for fiscal 2003.

Bonus Awards

     The Company's officers may be considered for annual cash bonuses which are awarded to recognize and reward corporate and individual performance based on meeting specified goals and objectives. The plan in effect for fiscal 2003 for Mr. Rieth provided a bonus to Mr. Rieth. In determining a bonus to Mr. Rieth, the Committee reviews compensation levels and financial results available to it for chief executive officers for similarly sized companies as well as those located near the Company's headquarters. Mr. Rieth recommends to the Committee Messrs. Canepa's and Wood's bonus based on his review of corporate and Messrs. Canepa's and Wood's individual performances as well as the performance bonus the management team awards to employees of the Company other than Messrs. Canepa, Wood and Rieth.

Stock Options

     Under the Company's 1996 Incentive Stock Option Plan, as amended, stock options may be granted to the Company's key employees including Messrs. Rieth, Wood and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. For fiscal 2003, no stock options were issued under such plan.

     Under the Company's 1998 Key Employee Stock Option Plan, stock options may be granted to the Company's key employees and directors including Messrs. Rieth, Baron, Highley Wood, and Canepa. The number of options granted is determined by the subjective evaluation of the person's ability to influence the Company's long-term growth and profitability. For fiscal 2003, no stock options were issued under such plan.

     Stock options are granted with an exercise price equal to the market price of the Common Shares on the date of grant. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for employees to create value for shareholders. The Committee therefore views stock options as an important component of its future compensation policy.

                           The Compensation Committee
                          Thomas H. Highley, Chairman
                            Jay S. Baron, Secretary

STOCK PERFORMANCE GRAPH

     The following line graph compares the cumulative total shareholder return for the Company's Common Shares with the cumulative total return of the Standards & Poors 500 Composite Index and an index of peer companies selected by the Company.

     The comparison assumes $100 was invested on March 4, 1997 (the date of the Company's initial public offering) in the Company's Common Shares, the S&P 500 Composite Index and the peer group. The companies in the peer group, all of which are in the automotive industry, are as follows:

Dana Corporation
Gentex Corporation
Hayes Lemmerz International Inc.
Magna International Inc.
Spartan Motors Inc.
Superior Industries International
Tower Automotive Inc.

                              [PERFORMANCE GRAPH]


                                                                      Indexed Returns
                                                                       Years Ending
                                           ---------------------------------------------------------------------
                              Base Period                         Cumulative Total Return
                             ------------- ---------------------------------------------------------------------
                               March 4,     August 31,    August 31,    August 31,    August 31,    August 31,
 Company Name/Index              1997          1999          2000          2001          2002          2003
 Riviera Tool Company            $100         $ 99.75       $ 67.54       $ 33.29       $ 32.19       $107.60
 S&P 500                         $100         $139.83       $162.64       $122.98       $100.85       $113.02
 Peer Group                      $100         $108.05       $ 86.95       $ 96.15       $ 95.95       $111.44

-------------------------
(1) $100 invested on 8/31/98 in stock or index -- including reinvestment of dividends. Fiscal ending August 31.

Copyright E 2002. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

                        FINANCIAL AND OTHER INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED AUGUST 31, 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO PETER C. CANEPA, RIVIERA TOOL COMPANY, 5460 EXECUTIVE PARKWAY S.E., GRAND RAPIDS, MICHIGAN

49512. Each such request must set forth a good faith representation that as of December 3, 2003 the person making the request was the beneficial owner of Common Shares entitled to vote at the 2003 Annual Meeting of Stockholders.

                   STOCKHOLDER PROPOSALS FOR THE 2004 MEETING

     A shareholder proposal which is intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company at 5460 Executive Parkway SE, Grand Rapids, Michigan 49512, no later than by August 1, 2004, in order to be eligible for inclusion in the Proxy Statement and form of Proxy relating to that meeting. A shareholder who desires to submit any such proposal should refer to the applicable rules and regulations of the Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

     Neither the Company nor the members of the Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the Meeting by others. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

     It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all Common Shareholders (even those planning to attend the meeting) are urged, regardless of the number of shares of stock owned, to sign date and return the enclosed proxy in the business-reply envelope, also enclosed. Shareholders attending in person may withdraw their proxies and vote in person.

                               VOTING OF PROXIES

     Proxies which are signed and returned will be voted for the nominees named above to serve until the Annual Meeting of Shareholders in 2003 unless authority to vote upon the election of directors is withheld. Abstentions will be treated as shares present for determining a quorum and all abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining the outcome of any matter.

                           ANNUAL REPORT ON FORM 10-K

     A copy of the Company's 10-K Annual Report, filed with the Securities and Exchange Commission, is available without charge to shareholders by written or electronic request to:

                               Mr. Peter C. Canepa
                               Riviera Tool Company
                               5460 Executive Parkway SE
                               Grand Rapids, Michigan 49512
                               pcanepa@rivieratool.com

                                          By order of the Board of Directors

                                          /s/ Peter C. Canepa
                                          --------------------------------------
                                          PETER C. CANEPA, Secretary

                                                                       EXHIBIT A

                            AUDIT COMMITTEE CHARTER
                                       OF
                              RIVIERA TOOL COMPANY

1. ORGANIZATION.

     (a) There shall be a committee of the Board of Directors (the "Board") to be known as the audit committee. The audit committee shall be composed of three or more Directors appointed by the Board who are independent of the management of Riviera Tool Company (the "Company") and are free of any relationships that, in accordance with the applicable laws and regulations, would interfere with their exercise of independent judgment as committee members. A non-independent director may serve on the audit committee pursuant to certain exceptional and limited circumstances for a maximum period of two years. Such a non-independent director cannot serve as chairman of the committee. Any directors not meeting other SEC or applicable exchange requirements, such as financial expertise, shall not be eligible.

     (b) All members of the audit committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements including the Company's balance sheet, income statement and cash flow statement at the time of appointment. It is the desire of the Board that at least one member of the audit committee shall be considered an "audit committee financial expert" with accounting or financial management experience, a professional certification in accounting, or other comparable experience or background which may consist of a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. Audit committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     (c) The members of the audit committee shall be recommended to the Board by the nominating committee and shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their respective successors are duly elected and qualified. Unless a chair of the audit committee is elected by the Board, the members of the audit committee may designate a chair by majority vote of the audit committee membership.

2. PURPOSE.

     (a) The primary function of the audit committee is to provide assistance to the Board in fulfilling its oversight responsibilities relating to corporate accounting and reporting practices of the Company and monitoring the quality and integrity of the financial reports of the Company. The audit committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements.

     (b) In discharging its purposes, the audit committee will maintain free and open communications between the Directors, the independent auditors, the Company's controller, and the financial management of the Company.

     (c) The audit committee is directly responsible for the appointment, compensation, and oversight of the independent auditors and the Company's internal auditor, if any. engaged to prepare or issue an audit report on the financial statements of the Company. The independent auditors shall report directly to the audit committee.

3. MEETINGS.

     The audit committee shall meet at least four times annually, or more frequently as circumstances may dictate. As part of its responsibility to foster open communication, the audit committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the audit committee or each of these groups believe should be discussed privately. In addition, the audit committee or its chair should meet with the independent auditors and management quarterly to review the Company's financials in discharge of the responsibility set forth in Paragraph 4(c).

4. RESPONSIBILITIES AND DUTIES.

     The audit committee relies on management and the independent auditors in carrying out its oversight responsibilities. Management of the Company is responsible for determining that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditors are responsible for auditing the Company's financial statements. It is not the duty of the audit committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

     The audit committee's specific responsibilities and duties in carrying out its oversight role are listed in the checklist below. In preparing the agenda for each meeting of the audit committee, management will include all of the required topics as forth in this matrix. The chairman of the audit committee will review the agendas before the meetings to ensure that all required topics are included.

     The audit committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the audit committee prior to the completion of the audit. Pre-approval of all auditing services and permitted non-audit services shall be in accordance with the policy of the audit committee appended to this Charter as Attachment A, as may be amended or modified by the audit committee.

                                                                          AUDIT COMMITTEE MEETING
                                                                      WHEN RESPONSIBILITY IS PERFORMED
                                                             --------------------------------------------------
                                                                                                           AS
                 AUDIT COMMITTEE RESPONSIBILITY              1ST QTR    2ND QTR    3RD QTR    4TH QTR    NEEDED
                 ------------------------------              -------    -------    -------    -------    ------
 1.    Review this audit committee charter and checklist
       at least annually, and make recommendations to the
       Board for any appropriate updates or changes. ....                                        X
 2.    Perform all functions assigned by the law, the
       Company's charter or bylaws or the Board of
       Directors. .......................................                                                  X
 3.    Meet four times per year or more frequently as
       circumstances require. The Committee may ask
       members of management or others to attend the
       meeting and provide pertinent information as
       needed. ..........................................       X          X          X          X         X
 4.    Investigate any matter brought to its attention,
       with full power to engage independent counsel and
       other advisors as deemed necessary. ..............                                                  X
 5.    Appoint, approve the compensation of, and provide
       oversight of the independent auditors. ...........       X          X          X          X
 6.    Pre-approve all auditing and non-auditing services
       provided by the accountants, in order to determine
       the independence of the independent
       accountants.(a)...................................       X          X          X          X         X
 7.    Ensure that all non-audit services provided by the
       independent accountants are disclosed in the
       annual proxy statement. ..........................       X

                                                                          AUDIT COMMITTEE MEETING
                                                                      WHEN RESPONSIBILITY IS PERFORMED
                                                             --------------------------------------------------
                                                                                                           AS
                 AUDIT COMMITTEE RESPONSIBILITY              1ST QTR    2ND QTR    3RD QTR    4TH QTR    NEEDED
                 ------------------------------              -------    -------    -------    -------    ------
 8.    Provide an open avenue of communication between
       the independent auditors, Finance management and
       the Board of Directors. Report Committee actions
       and recommendations to the Board of Directors. ...                                                  X
 9.    Provide a report in the annual proxy that includes
       the Committee's review and discussion of matters
       with management and the independent independent
       auditors. ........................................       X
10.    Include a copy of the Committee charter as an
       appendix to the proxy statement at least once
       every three years. ...............................       X
11.    Verify the Committee consists of a minimum of
       three members who are financially literate,
       including at least one member who is a "financial
       expert."..........................................       X          X          X          X         X
12.    Review the independence of each Committee member
       based on applicable regulations. .................       X          X          X          X         X
13.    Review separately with Finance management and with
       the independent auditors at the completion of the
       annual audit:.....................................       X
       (a) The Company's annual financial statements and
           related footnotes.
       (b) The independent auditors' audit of the
           financial statements and its report thereon.
       (c) Any significant findings and recommendations
           of the independent auditors together with
           management responses.
       (d) Any significant changes required in the
           independent auditors' audit plan.
       (e) Any serious difficulties or disputes with
           management encountered during the course of the
           audit.
       (f) Other matters related to the conduct of the
           audit, which are to be communicated to the
           Committee under generally accepted auditing
           standards.
14.    Review and approve all related-party transactions.
       Ensure disclosure of related-party transactions
       are made within the applicable regulations
       dependent on the dollar amount.(b)................       X          X          X          X         X
15.    Review with Finance management and the independent
       auditors the periodic reports filed with the
       Securities and Exchange Committee on Forms 10-Q
       prior to its filing and prior to the release of
       quarterly earnings. ..............................       X          X          X          X
16.    Inquire of Finance management and the independent
       auditors about significant risks or exposures that
       the Company may have, and assess the steps
       management has taken to minimize such risks or
       exposures or to protect against such risks or
       exposures with insurance coverages. ..............                                                  X

                                                                          AUDIT COMMITTEE MEETING
                                                                      WHEN RESPONSIBILITY IS PERFORMED
                                                             --------------------------------------------------
                                                                                                           AS
                 AUDIT COMMITTEE RESPONSIBILITY              1ST QTR    2ND QTR    3RD QTR    4TH QTR    NEEDED
                 ------------------------------              -------    -------    -------    -------    ------
17.    Inquire of Finance management about significant
       changes to internal controls or the Company's
       internal and external financial reporting
       processes. .......................................                                        X         X
18.    Periodically consult with independent auditors,
       outside the presence of management, about internal
       controls, the financial reporting processes, both
       internal and external. ...........................       X                                          X
19.    Review with the independent accounting firm and
       Finance management the audit scope and plan, and
       coordination of audit efforts to assure
       completeness of coverage, reduction of redundant
       efforts, and the effective use of audit
       resources. .......................................                                        X
20.    Review with Finance management any significant
       changes to GAAP and/or the Company's policies or
       standards. .......................................                                        X         X
21.    Review any complaints of impropriety and monitor
       the investigation of such complaints received in
       accordance with the Whistleblowing Policy Related
       to Financial Issues. .............................                                                  X
22.    In connection with each periodic report of the
       Company, review:..................................       X          X          X          X         X
       (a) Management's disclosure to the Committee under
           Section 302 of the Sarbanes-Oxley Act.
       (b) The contents of the Chief Executive Officer
           and the Chief Financial Officer certificates
           to be filed under Sections 302 and 906 of the
           Act.
23.    Review filings (including interim reporting) with
       the SEC and other published documents including
       press releases containing the Company's financial
       statements and consider whether the information
       contained in these documents is consistent with
       the information contained in the financial
       statements before it is filed with the SEC or
       other regulators. ................................                                                  X
24.    Review and monitor the appropriate standards
       adopted as a code of ethics. Discuss with Finance
       management and General Counsel the results of the
       review of the Company's monitoring compliance with
       such standards and it compliance policies. .......                                        X         X
25.    Meet separately with Finance management and with
       the independent auditors to discuss any matters
       that the Committee, the independent auditors or
       Finance management believes should be discussed
       privately with the Committee. ....................                                                  X

     (a) All services proposed by the independent auditors must be forwarded to the chairman of the audit committee. Based on the timing and urgency of the services to be performed, the chairman will present the proposed services and the related fees to the committee at the quarterly meetings or may call a special meeting in order to review and approve the proposed services and related fees. The audit committee chairman must communicate the approval of the fees to Finance management, and Finance may pay such approved fees upon receipt of an appropriate billing statement from the independent auditors that is consistent with what was approved; provided that, if any fees charged by the independent auditors exceed those approved by the committee or are otherwise inconsistent with the committee's approval, Finance management shall promptly advise the chairman of such inconsistency.

     (b) All proposed related party transactions must be forwarded to the chairman of the audit committee in advance. Based on the timing and urgency of the related party transaction, the chairman will present the transaction to the committee at the quarterly meetings or may call a special meeting in order to review and approve the transaction.

     (c) The audit committee has the authority to engage and determine funding for independent counsel and other advisors, as set forth in Section 301 of the Sarbanes-Oxley Act.

     (d) The audit committee must establish procedures for receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters. Additionally, the audit committee is required to ensure that such complaints are treated confidentially and anonymously, as set forth in Section 301 of the Sarbanes-Oxley Act.

                                                                    ATTACHMENT A

            RIVIERA TOOL COMPANY AUDIT COMMITTEE PRE-APPROVAL POLICY

STATEMENT OF PRINCIPLES

     The audit committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval by resolution of the audit committee, it will require specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the audit committee.

     The term of any general pre-approval is 12 months from the date of pre-approval, unless the audit committee specifically provides for a different period. The audit committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the audit committee. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

DELEGATION

     The audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.

AUDIT SERVICES

     The annual audit services engagement terms and fees will be subject to the specific pre-approval of the audit committee. The audit committee will approve, if necessary any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

     In addition to the annual audit services engagement specifically approved by the audit committee, the audit committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.

AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The audit committee believes that the provision of audit-related services does not impair the independence of the auditor; however, all audit-related services shall be specifically pre-approved by the audit committee.

TAX SERVICES

     The audit committee believes that the independent auditor can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the audit committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The audit committee has pre-approved all tax services.

ALL OTHER SERVICES

     The audit committee may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

     A list of the Commission's prohibited non-audit services is incorporated by reference into this policy. The Commission's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

     Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the audit committee. Any proposed services exceeding these levels will require specific pre-approval by the audit committee.

PROCEDURES

     Requests or applications to provide services that require specific approval by the audit committee will be submitted to the audit committee by both the independent auditor and the Chief Financial Officer and Chief Executive Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Commission's rules on auditor independence.

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

                                                                       EXHIBIT B

                         COMPENSATION COMMITTEE CHARTER
                                       OF
                              RIVIERA TOOL COMPANY
                                (THE "COMPANY")

PURPOSE

     The purpose of the Compensation Committee (the "Committee") shall be as follows:

          1. To discharge the responsibilities of the Board of Directors relating to the Company's compensation programs and compensation of the Company's executives; and

          2. To produce an annual report on executive compensation for inclusion in the Company's annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and other regulatory bodies.

COMPOSITION

     The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be "independent" under the rules of the Sarbanes-Oxley Act. Additionally, no director may serve unless that director (1) is a "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (2) satisfies the requirements of an "outside director" for purposes of
Section 162(m) of the Internal Revenue Code.

APPOINTMENT AND REMOVAL

     The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

CHAIRMAN

     Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

DELEGATION TO SUBCOMMITTEES

     In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

MEETINGS

     The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee.

     As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined. All meetings of the Committee may be held telephonically.

     All non-management directors who are not members of the committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of

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

management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

DUTIES AND RESPONSIBILITIES

     The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

     In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority to retain, without seeking Board approval outside counsel or other experts for this purpose, including the authority to approve the fees payable to such counsel or experts and any other terms of retention.

Setting Compensation for Executive Officers and Directors

     1. Establish and review the overall compensation philosophy of the Company.

     2. Review and approve the Company's corporate goals and objectives relevant to CEO and other executive officers' compensation, including annual performance objectives.

     3. Evaluate the performance of the CEO and other executive officers in light of those goals and objectives and, based on such evaluation, review and approve the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

     4. In determining the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies, and the awards give to the Company's CEO and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as Rule 162(m).

     5. In connection with executive compensation programs:

          (a) Review and recommend to the full Board of Directors, or approve, new executive compensation programs;

          (b) Review on a periodic basis the operations of the Company's executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

          (c) Establish and periodically review polities for the administration of executive compensation programs; and

          (d) Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

     6. Establish and periodically review policies in the area of senior management perquisites.

     7. Consider policies and procedures pertaining to expense accounts of senior executives.

     8. Review and recommend to the full Board of Directors compensation of directors as well as director's and officer's indemnification and insurance matters.

     9. Review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, change-in-control, severance, or termination arrangements, and loans to employees made or guaranteed by the Company.

Monitoring Incentive and Equity-Based Compensation Plans

     10. Review and make recommendations to the Board of Directors with respect to the Company's incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

     11. Review and approve all equity compensation plans of the Company that are not otherwise subject to the approval of the Company's shareholders.

     12. Review and make recommendations to the full Board of Directors, or approve, all awards of shares or share options pursuant to the Company's equity-based plans.

     13. Monitor compliance by executives with the rules and guidelines of the Company's equity-based plans.

     14. Review and monitor employee pension, profit sharing, and benefit plans.

     15. Select, retain, and/or replace, as needed, compensation and benefits consultants and other outside consultants to provide independent advice to the Committee. In that connection, in the event the Committee retains a compensation consultant, the Committee shall have the sole authority to approve such consultant's fees and other retention terms.

Reports

     16. Prepare an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations of the SEC and other applicable regulatory bodies.

     17. Report regularly to the Board of Directors with respect to matters that are relevant to the Committee's discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

     18. Maintain minutes or other records of meetings and activities of the Committee.

ANNUAL PERFORMANCE EVALUATION

     The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

                                                                       EXHIBIT C

                              RIVIERA TOOL COMPANY
                          GOVERNANCE COMMITTEE CHARTER

     The Governance Committee reviews and reports to the board periodically on matters of corporate governance. The Committee shall develop and recommend a set of corporate governance principles (the Governance Principles) and review the effectiveness of the Governance Principles periodically and recommend proposed revisions to the board. The Committee reviews, monitors and recommends to the board the size and composition of the board of directors and the committees of the board.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Committee meets as needed. The Committee may invite to its meetings any director, officer of the Company or such other person as it deems appropriate in order to assist it in performing its responsibilities. The Committee reports its actions and recommendations to the board of directors. The Committee may form and delegate authority to subcommittees when appropriate.

     The Committee shall have the following powers and responsibilities:

     1. Review policies and practices of the Company and monitor compliance in areas of corporate governance and report and make recommendations to the board with respect to such policies and practices.

     2. Identify and bring to the attention of the board current and emerging corporate governance trends and issues that may affect the business operations and performance of the Company, protection of the Company's intellectual property, stockholder rights and the public image of the Company.

     3. Review and make recommendations to the board regarding the Company's responses to stockholder proposals.

     4. Review periodically and assess the adequacy of the Governing Principles and recommend changes to the board.

     5. Advise and make recommendations to the board on corporate governance and all matters pertaining to the role of the board and the practices and the performance of its directors, including the development of a set of corporate governance principles applicable to the corporation.

     6. Consider possible conflicts of interests of directors and any related party transactions, and have the authority to approve any such related party transactions and review the institutional and other affiliations of directors and nominees for any potential conflict of interest problems, and make recommendations to the board with respect to the determination of director independence.

     7. Review periodically the structure, size, composition and operation of the board of directors and each committee of the board.

     8. Review periodically the membership of each committee of the board and recommend committee assignments to the board, including rotation, reassignment or removal of any committee member.

     9. Consider questions and make recommendations to the board regarding determinations of independence of the members of the board.

     10. Review and reassess the adequacy of the Committee Charter periodically and recommend any proposed changes to the board for approval.

     11. At the expense of the Company, engage such counsel and advisors as the Committee deems necessary to assist in the preparation of corporate governance codes and policies for the Company.

     The Committee undertakes such additional activities within the scope of its primary functions as the Committee or the board may from time to time determine.

                              RIVIERA TOOL COMPANY

                    PROXY FOR ANNUAL MEETING JANUARY 14, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Kenneth K. Rieth and Peter C. Canepa and each or either of them, proxies with full power of substitution, to vote all stock of Riviera Tool Company, a Michigan corporation, which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at 5460 Executive Parkway S.E., Grand Rapids, Michigan 49512, on Wednesday, January 14, 2004, at 4:00 p.m. and at any adjournment.

1.    ELECTION OF DIRECTOR - THOMAS H. HIGHLEY

  [ ] FOR the nominee listed below                [ ] WITHHOLD AUTHORITY
      (except as marked to the contrary below)       To vote for the nominee listed below

2.    ELECTION OF DIRECTOR -- KENNETH K. RIETH

  [ ] FOR the nominee listed below                [ ] WITHHOLD AUTHORITY
      (except as marked to the contrary below)       To vote for the nominee listed below

---------------------------------------------------------------------------------------------

3.    RATIFICATION OF SELECTION OF                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
      DELOITTE & TOUCHE LLP AS AUDITORS
      FOR THE COMPANY FOR THE FISCAL YEAR
      ENDING AUGUST 31, 2004.

IF YOU SIGN AND RETURN THIS PROXY, THE SHARES REPRESENTED HEREON WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NOT OTHERWISE SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AS NOMINATED AND RATIFICATION OF THE AUDITORS. THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

The undersigned hereby acknowledge receipt of the Annual Report of the Company for its fiscal year ended August 31, 2003, and Notice of Annual Meeting of Shareholders and Proxy Statement dated December 1, 2003.

                                           Dated:                     , 200
                                                 ---------------------     --

                                            ---------------------------------
                                                        Signature

                                            ---------------------------------
                                                        Signature

                                           Please sign exactly as your name
                                           appears hereon. If stock is held
                                           jointly, each holder should sign.
                                           When signing as attorney, executor,
                                           administrator, trustee, guardian,
                                           corporate officer or in any other
                                           capacity, please state title in full.


                PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY





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